UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 18, 2015

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2015, the Board of Directors (the “Board”) of Charles & Colvard, Ltd. (the “Company”) appointed Jaqui Lividini and Suzanne Miglucci to serve as directors of the Company. The Board also appointed Ms. Lividini to the Board’s Nominating and Governance Committee and Ms. Miglucci to the Board’s Compensation Committee.

Ms. Lividini, age 53, has served as Chief Executive Officer and Founding Partner of Lividini & Co., a brand strategy company that specializes in brand development and marketplace positioning, engagement marketing, and retail strategy, since May 2005. Previously, Ms. Lividini served as Senior Vice President Fashion Merchandising & Communications at Saks Fifth Avenue from May 1999 to August 2004. Ms. Lividini also serves as Chairman of the Board of Women In Need, Inc., a non-profit organization that provides housing, programs, and critical services to New York City’s homeless mothers and their children, and serves on the Board of Trustees of the Fashion Institute of Technology, an internationally recognized college for fashion, design, art, communications, and business.

Ms. Miglucci, age 54, has served as Chief Marketing Officer of ChannelAdvisor Corporation (“ChannelAdvisor”), a software and services solution provider, since June 2012. Prior to joining ChannelAdvisor, Ms. Miglucci served as Senior Director, Global Procurement Solution Marketing, at SAP, a market leader in enterprise application software, from November 2010 to March 2012. Prior to her time at SAP, Ms. Miglucci served as a Strategic Marketing Consultant for Miglucci on Marketing, LLC, a marketing consultant company, from January 2010 to November 2010. Ms. Miglucci has also held executive marketing positions at SciQuest, Inc., MicroMass Communications and Arsenal Digital Solutions.

Ms. Lividini and Ms. Miglucci were each granted a stock option to purchase 30,991 shares of the Company’s common stock on August 18, 2015 pursuant to the Company’s Board of Directors Compensation Program, which was filed with the Securities and Exchange Commission on March 13, 2015 as Exhibit 10.28 to the Company’s Form 10-K for the year ended December 31, 2014.

A copy of the press release announcing the appointment of Ms. Lividini and Ms. Miglucci to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Document

99.1	Press Release dated August 20, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

August 20, 2015	By:	/s/ Kyle Macemore
Kyle Macemore
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Document

99.1	Press Release dated August 20, 2015